SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS
CLASS A, CLASS T, AND CLASS B
FEBRUARY 28,1997 PROSPECTUS
The following information replaces similar information found on the cover page.
High Yield and Strategic Income may each invest without limitation in lower-quality debt securities, sometimes called "junk bonds." Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to "Investment Principles and Risks" on page 40 for further information.
The following information replaces similar information found in "Who May Want to Invest" on page 3.
High Income Municipal, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income are designed for investors in higher tax brackets who seek high current income that is free from federal income tax. Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income also invest consistent with consideration of capital preservation. High Income Municipal may invest in lower-quality municipal securities which invoke greater risks than the investment-grade securities. The following information replaces similar information found in "Who May Want to Invest" beginning on page 3.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a distribution fee. Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Institutional Class shares have no sales charge and do not pay a distribution fee or a shareholder service fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page 64, for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. Contact your investment professional to discuss which class is appropriate for you.
In determining which class of shares is appropriate for you, you should consider, among other factors, the amount you plan to invest, the length of time you intend to hold your shares, your eligibility for a sales charge waiver or reduction, and the package of services provided to you by your investment professional and the overall costs of those services. In general, Class A shares have higher costs than Class T shares over a short holding period because Class A shares have a higher front-end sales charge, and Class A shares have lower costs than Class T shares over a longer holding period because Class A shares have lower 12b-1 fees. If you are planning to invest a significant amount either at one time or through a regular investment program, you should consider the reduced front-end sales charges available on Class A and Class T shares. See "Transaction Details," page 60, and "Sales Charge Reductions and Waivers," page 64, for sales charge reduction information. If you are eligible for a front-end sales charge waiver on a purchase of both Class A and Class T shares, Class A shares generally will have lower costs than Class T shares because Class A shares have lower 12b-1 fees. However, you should evaluate the overall costs of purchasing Class A shares or Class T shares in the context of the package of services provided to you by your investment professional. See "Sales Charge Reductions and Waivers," page 64, for sales charge waiver information. If you prefer not to pay a front-end sales charge, you should consider Class B shares. While Class B shares are subject to higher ongoing costs than Class A or Class T shares, because of their higher 12b-1 fees, Class B shares are sold with a CDSC instead of a front-end sales charge so your entire purchase amount is immediately invested. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares, and that Class A or Class T shares may have lower costs for investments that qualify for a front-end sales charge reduction or waiver. If you sell your Class B shares of the Intermediate-Term Bond Funds within three years or your Class B shares of the Bond Funds and the Equity Funds within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. See "Transaction Details," page 60, for CDSC schedules and related information.
The following information replaces similar information regarding Growth Opportunities found in "Expenses" on page 5.

EQUITY FUNDS

                       Operating Expenses                        Class    Class T   Class B
                                                                 A

GROWTH OPPORTUNITIES   Management fee                            0.61%    0.61%     0.61%

                       12b-1 fee (including 0.25% Shareholder    0.25%    0.50%     1.00%
                       Service Fee for Class B shares)

                       Other expenses                            0.28%[   0.23%     0.32%
                                                                 A]                 [A]

                       Total operating expenses                  1.14%    1.34%     1.93%


[A] BASED ON ESTIMATED EXPENSES FOR FIRST YEAR.
The following information replaces similar information found in "Expenses" on page 7.
A portion of the brokerage commissions that certain of the funds pay is used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the preceding tables for the applicable class would have been:
                                      Class    Class
                                      T        B

Mid Cap                                1.60%    2.37%

Equity Growth                          1.34%    1.95%

Strategic Opportunities               1.27%    1.79%

Large Cap                              2.00%    2.50%

Equity Income                          1.26%    1.79%

Balanced                               1.20%    1.90%

High Yield                             1.11%    1.79%

Strategic Income                       1.22%    1.87%

Government Investment                  0.99%    1.67%

Intermediate Bond                      0.96%    1.66%

Short-Intermediate Municipal Income    0.89%    *

California Municipal Income            0.87%   1.62%

New York Municipal Income              0.97%   1.62%

* FUND DOES NOT OFFER CLASS B SHARES



























The following information replaces similar information regarding Growth Opportunities found in "Expenses" on page 8.
EXPENSE TABLE EXAMPLE: You would pay the following expenses, including the maximum front-end sales charge or CDSC, as applicable, on a $1,000 investment, assuming a 5% annual return and either (1) full redemption or
(2) no redemption, at the end of each time period:
EQUITY FUNDS

            Examples


                                        Full Redemption                       No
                                                                              Redempt
                                                                              ion

                                        Clas              Class T   Class B   Class B
                                        s A

GROWTH OPPORTUNITIES    After 1 year    $64               $48       $70[A]    $20

                        After 3 years   $87               $76       $91[A]    $61

                        After 5 years   $112              $106      $124[     $104
                                                                    A]

                        After 10        $18               $191      $19       $195
                        years[B]        4                           5


[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SEVEN
YEARS.
The following information replaces similar information found in "Expenses" on page 11.
If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, would have been the following amounts:

                                 Other Expenses                           Total Operating Expenses

                                 Class            Class       Class       Class                      Class       Class B
                                 A[A]             T           B           A[A]                       T

Large Cap                         0.96             1.34%       2.35%       1.81%                      2.44%       3.95%
                                 %

Strategic Income                  0.65%            (dagger)    (dagger)    1.39%                      (dagger)    (dagger)

Mortgage                          2.25%            0.53%       1.08%       2.85%                      1.23%       2.43%
Securities[A]

Government                        0.72             (dagger)    0.43%       1.32%                      (dagger)    1.78%
Investment                       %

Intermediate Bond                 0.48             (dagger)    0.44%       1.08%                      (dagger)    1.79%
                                 %

Short Fixed-Income                0.50             (dagger)    *           1.10%                      (dagger)    *
                                 %

High Income                       0.48             (dagger)    (dagger)    1.03%                      (dagger)    (dagger)
Municipal                        %

Municipal Bond[A]                 2.80%            0.37%       0.52%       3.35%                      1.02%       1.82%

Intermediate                      1.00%            0.39%       0.56%       1.55%                      1.04%       1.86%
Municipal Income

Short-Intermediate                1.29%            0.60%       *           1.84%                      1.15%       *
Municipal Income

California Municipal Income[A]    2.01%            0.38%       0.95%       2.50%[B]                   1.03%       2.25%

New York Municipal Income         1.95%            1.97%       2.42%       2.50%                      2.62%       3.72%


* FUND DOES NOT OFFER CLASS B SHARES.
[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
[B] LIMITED IN ACCORDANCE WITH A STATE LIMITATION. WITHOUT THIS LIMITATION, TOTAL OPERATING EXPENSES WOULD BE 2.56% FOR CALIFORNIA MUNICIPAL INCOME, CLASS A.
(dagger) TOTAL OPERATING EXPENSES WERE LESS THAN THE VOLUNTARY EXPENSE CAPS IN EFFECT DURING THE FISCAL YEAR ENDED 1996.
The following information replaces similar information found in footnote F of the "Performance" section on page 36.
[F] CLASS A OF MUNICIPAL BOND IS EXPECTED TO COMMENCE OPERATIONS ON OR ABOUT FEBRUARY 28, 1997. RETURNS BETWEEN JULY 1, 1996 AND FEBRUARY 28, 1997 ARE THOSE OF CLASS T AND REFLECT CLASS T'S 0.25% 12B-1 FEE. RETURNS PRIOR TO THAT DATE ARE THOSE OF INITIAL CLASS, THE ORIGINAL CLASS OF THE FUND WHICH DOES NOT BEAR A 12B-1 FEE. CLASS A'S RETURNS WOULD HAVE BEEN LOWER IF ITS 12B-1 FEE WAS REFLECTED IN RETURNS PRIOR TO JULY 1, 1996.
 INITIAL OFFERING OF CLASS B SHARES OF EQUITY GROWTH TOOK PLACE ON DECEMBER 31, 1996. CLASS B SHARES BEAR A 12B-1 FEE (INCLUDING A SHAREHOLDER SERVICING FEE), WHICH IS NOT REFLECTED IN PRIOR RETURN DATES. RETURNS BETWEEN SEPTEMBER 10, 1992 AND DECEMBER 31, 1996 ARE THOSE OF CLASS T AND REFLECT CLASS T'S APPLICABLE 12B-1 FEE (0.65% PRIOR TO JANUARY 1, 1996). RETURNS PRIOR TO SEPTEMBER 10, 1992 ARE THOSE OF INSTITUTIONAL CLASS, THE ORIGINAL CLASS OF THE FUND, WHICH DOES NOT BEAR A 12B-1 FEE. CLASS B RETURNS WOULD HAVE BEEN LOWER IF ITS 12B-1 FEE (INCLUDING A SHAREHOLDER SERVICING FEE) HAD BEEN REFLECTED IN PRIOR DATE RETURNS.
 INITIAL OFFERING OF CLASS B SHARES OF BALANCED TOOK PLACE ON DECEMBER 31, 1996. CLASS B SHARES BEAR A 12B-1 FEE (INCLUDING A SHAREHOLDER SERVICING
FEE), WHICH IS NOT REFLECTED IN PRIOR RETURN DATES. RETURNS BETWEEN JANUARY 6, 1987 AND DECEMBER 31, 1996 ARE THOSE OF CLASS T AND REFLECT CLASS T'S APPLICABLE 12B-1 FEE (0.65% PRIOR TO JANUARY 1, 1996). CLASS B RETURNS WOULD HAVE BEEN LOWER IF ITS 12B-1 FEE (INCLUDING A SHAREHOLDER SERVICING
FEE) HAD BEEN REFLECTED IN PRIOR DATE RETURNS.
The following information replaces similar information under the heading "FMR and Its Affiliates" in the "Charter" section beginning on page 38. George Fischer is manager of Advisor Municipal Bond and Advisor High Income Municipal, which he has managed since October 1995 and April 1997, respectively. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
The following information supplements similar information found in "FMR and Its Affiliates" on page 40.
As of January 31, 1997, approximately 29% of New York Municipal Income's total outstanding shares were held by FMR Corp.
The following information replaces similar information found in "Investment Principles and Risks" on page 43.
HIGH INCOME MUNICIPAL FUND seeks high current income that is free from federal income tax by investing primarily in investment-grade municipal securities. The fund may also invest up to 35% of its assets in below investment-grade securities. FMR normally invests so that at least 80% of the fund's assets are invested in municipal securities whose interest is free from federal income tax. In addition, FMR may invest all of the fund's assets in municipal securities issued to finance private activities. The interest from these securities is a tax preference item for the purposes of the federal alternative minimum tax.
Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of October 31, 1996, the fund's dollar-weighted average maturity was approximately 16.4 years.
The following information replaces similar information found under the heading "Securities and Investment Practices" in the "Investment Principles and Risks" section on page 46.
High Income Municipal currently intends to limit its investments in below investment-grade securities to less than 35% of its assets and does not currently intend to invest more than 10% of its total assets in bonds that are in default. A security is considered to be investment-grade quality if it is rated investment-grade by Moody's Investor Service, Standard and Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service L.P., or is unrated but judged by FMR to be of equivalent quality.
The following information replaces similar information found in "How to Buy Shares" on page 54.
Once each business day, two share prices are calculated for Class A and Class T shares of each fund: the offering price and the NAV. If you pay a front-end sales charge or qualify for a reduction as described on page 61, your Class A or Class T share price will be the offering price. If you qualify for a front-end sales charge waiver as described on page 64, your Class A or Class T share price will be the NAV. When you buy Class A or Class T shares at the offering price, the transfer agent deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. Class B's NAV is also calculated every business day. Class B shares of each fund are sold without a front-end sales charge and may be subject to a CDSC upon redemption. For information on how the CDSC is calculated, see "Transaction Details," page 60.
PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS B
SHARES.
The following information replaces similar information found in "Investor Services" on page 58.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your Class A, Class T, or Class B account. Accounts with a value of $10,000 or more in Class A, Class T or Class B shares are eligible for this program. Aggregate redemptions per 12 month period from your Class B account may not exceed 10% of the account value and are not subject to a CDSC. Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.
The following information replaces similar information found in "Transaction Details" on page 63.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, or Class B shares of a fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or any of the other Fidelity Advisor funds, at the NAV next determined after receipt and acceptance of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC, if any, you paid on Class T or Class B shares will be reimbursed to you by reinvesting that amount in Class T shares or Class B shares, as applicable. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a fund and certain restrictions may apply. For purposes of the CDSC holding period schedule, the holding period of your Class T or Class B shares will continue as if the shares had not been redeemed.
The following information supplements information found in "Sales Charge Reductions and Waivers" on page 65.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A SHARES:
       1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans which, in the aggregate, have more than 200 eligible employees or a minimum of $1 million in plan assets invested in Fidelity Advisor funds;
2. Purchased by a trust institution or bank trust department that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing restrictions. Assets managed by third parties do not qualify for this waiver;
3. Purchased for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver; or
4. Purchased on a discretionary basis by a registered investment advisor which is not part of an organization primarily engaged in the brokerage business, that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver.
   For the purpose of load waiver (3) certain broker dealers that otherwise meet the qualifications and asset minimums established by FDC are not required to sign a participation agreement.
The following information replaces similar information found in "Sales Charge Reductions and Waivers" on page 66.
If you are investing through an account managed by a broker-dealer, if you have authorized an investment adviser to make investment decisions for you, or if you are investing through a trust department, you may qualify to
purchase Class T shares without a    sales charge (as described in (9),
(10) and (13), above), Class A shares without a sales charge (as described
in (2), (3) and (4)     above), or Institutional Class shares. Because
Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, or Class B shares. Contact your investment professional to discuss if you qualify. THE CDSC ON CLASS B SHARES MAY BE WAIVED:
1. In cases of disability or death, provided that Class B shares are redeemed within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts; or
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program.



SUPPLEMENT TO THE FIDELITY ADVISOR FUNDS:
CLASS A, CLASS T, CLASS B, INSTITUTIONAL CLASS, AND INITIAL CLASS
FEBRUARY 28, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 119.
CLASS A SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's maximum 5.25% (Equity Funds); 4.25% (Bond Funds); 3.25% (Intermediate Bond Funds); or 1.50% (Short Bond Funds) front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
   1. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA), which, in the aggregate, have either more than 200 eligible employees or a minimum of $1,000,000 in assets invested in Fidelity Advisor funds;
2. to shares purchased by a trust institution or bank trust department that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing restrictions. Assets managed by third parties do not qualify for this waiver;
3. to shares purchased for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver; or
4. to shares purchased on a discretionary basis by a registered investment adviser which is not part of an organization primarily engaged in the brokerage business, that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver.
   For the purpose of load waiver (3), certain b    roker-dealers that
otherwise meet the qualifications and asset minimums established by FDC are not required to sign a participation agreement.
A sales load waiver form must accompany these transactions.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 121.
CLASS B SHARES ONLY
The contingent deferred sales charge (CDSC) on Class B shares may be waived
(1) in the case of disability or death, provided that Class B shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2, which are permitted without penalty pursuant to the Internal Revenue Code; or (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program.
A sales load waiver form must accompany these transactions.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION" ON PAGE 122.
CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS SHARES ONLY
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class A, Class T, or Institutional Class shares worth $10,000 or more, you can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. If you own Class B shares worth $10,000 or more, you can have monthly or quarterly checks sent from your account to you, to a person named by you, or to your bank checking account. Aggregate redemptions per 12 month period from your Class B account may not exceed 10% of the value of the account and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount. Your Systematic Withdrawal Program payments are drawn from Class A, Class T, Class B, or Institutional Class share redemptions, as applicable. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "DISTRIBUTIONS AND TAXES" ON PAGE 123.
Each municipal fund purchases securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN "TRUSTEES AND OFFICERS" ON PAGE 126.
The Trustees and executive officers of the trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either a trust or FMR are indicated by an asterisk (*).
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products) Mr. Gates currently serves as a Trustee for each of the following trusts: Fidelity Advisor Series II, III, IV, V, and VI, Fidelity Municipal Trust, and Fidelity Income Fund.
WILLIAM O. McCOY (63),Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988). Mr. McCoy currently serves as a Trustee for each of the following trusts: Fidelity Advisor Series II, III, IV, V, and VI, Fidelity Municipal Trust, and Fidelity Income Fund.
THE FOLLOWING FOOTNOTE REPLACES A SIMILAR FOOTNOTE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 130.
(double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of each trust. Mr. McCoy was appointed to the Board of Trustees of Fidelity Advisor Series II, III, IV, V, and VI, Fidelity Municipal Trust, and Fidelity Income Fund, effective January 1, 1997.


SUPPLEMENT TO THE FIDELITY
ADVISOR INTERNATIONAL FUNDS
CLASS A, CLASS T, AND CLASS B
FEBRUARY 28, 1997 PROSPECTUS
The following information replaces similar information found in "Who May Want to Invest" on page 3.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a distribution fee. Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. Institutional Class shares have no sales charge and do not pay a distribution fee or a shareholder service fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page 29, for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. Contact your investment professional to discuss which class is appropriate for you.
In determining which class of shares is appropriate for you, you should consider, among other factors, the amount you plan to invest, the length of time you intend to hold your shares, your eligibility for a sales charge waiver or reduction, and the package of services provided to you by your investment professional and the overall costs of those services. In general, Class A shares have higher costs than Class T shares over a short holding period because Class A shares have a higher front-end sales charge, and Class A shares have lower costs than Class T shares over a longer holding period because Class A shares have lower 12b-1 fees. If you are planning to invest a significant amount either at one time or through a regular investment program, you should consider the reduced front-end sales charges available on Class A and Class T shares. See "Transaction Details," page 26, and "Sales Charge Reductions and Waivers," page 29, for sales charge reduction information. If you are eligible for a front-end sales charge waiver on a purchase of both Class A and Class T shares, Class A shares generally will have lower costs than Class T shares because Class A shares have lower 12b-1 fees. However, you should evaluate the overall costs of purchasing Class A shares or Class T shares in the context of the package of services provided to you by your investment professional. See "Sales Charge Reductions and Waivers," page 29, for sales charge waiver information. If you prefer not to pay a front-end sales charge, you should consider Class B shares. While Class B shares are subject to higher ongoing costs than Class A or Class T shares, because of their higher 12b-1 fees, Class B shares are sold with a CDSC instead of a front-end sales charge so your entire purchase amount is immediately invested. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares, and that Class A or Class T shares may have lower costs for investments that qualify for a front-end sales charge reduction or waiver. If you sell your Class B shares within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. See "Transaction Details," page 26, for CDSC schedules and related information. The following information replaces similar information found in "How to Buy Shares" on page 20.
Once each business day, two share prices are calculated for Class A and Class T shares of each fund: the offering price and the NAV. If you pay a front-end sales charge or qualify for a reduction as described on page 26, your Class A or Class T share price will be the offering price. If you qualify for a front-end sales charge waiver as described on page 29, your Class A or Class T share price will be the NAV. When you buy Class A or Class T shares at the offering price, the transfer agent deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. Class B's NAV is also calculated every business day. Class B shares of each fund are sold without a front-end sales charge and may be subject to a CDSC upon redemption. For information on how the CDSC is calculated, see "Transaction Details," page 26.
PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS B
SHARES.
The following information replaces similar information found in "Investor Services" on page 23.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your Class A, Class T, or Class B account. Accounts with a value of $10,000 or more in Class A, Class T or Class B shares are eligible for this program. Aggregate redemptions per 12 month period from your Class B account may not exceed 10% of the account value and are not subject to a CDSC. Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.
The following information replaces similar information found in "Transaction Details" on page 26.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, or Class B shares of a fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or any of the other Fidelity Advisor funds, at the NAV next determined after receipt and acceptance of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC, if any, you paid on Class T or Class B shares will be reimbursed to you by reinvesting that amount in Class T shares or Class B shares, as applicable. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a fund and certain restrictions may apply. For purposes of the CDSC holding period schedule, the holding period of your Class T or Class B shares will continue as if the shares had not been redeemed.

The following information supplements information found in "Sales Charge Reductions and Waivers" on page 29.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A SHARES:
       1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans which, in the aggregate, have more than 200 eligible employees or a minimum of $1 million in plan assets invested in Fidelity Advisor funds;
2. Purchased by a trust institution or bank trust department that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing restrictions. Assets managed by third parties do not qualify for this waiver;
3. Purchased for use in a broker-dealer managed account program, provided the broker-dealer has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver; or
4. Purchased on a discretionary basis by a registered investment advisor which is not part of an organization primarily engaged in the brokerage business, that has executed a participation agreement with FDC specifying certain asset minimums and qualifications, and marketing, program and trading restrictions. Employee benefit plan assets do not qualify for this waiver.
   For the purpose of load waiver (3) certain broker-dealers that otherwise meet the qualifications and asset minimums established by FDC are not required to sign a participation agreement.
The following information replaces similar information found in "Sales Charge Reductions and Waivers" on page 29.
If you are investing through an account managed by a broker-dealer, if you have authorized an investment adviser to make investment decisions for you, or if you are investing through a trust department, you may qualify to purchase Class T shares without a sales charge (as described in (9), (10)
and (13), above), Class A    shares without a sales charge (as described in
(2), (3), and (4)     above), or Institutional Class shares. Because
Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, or Class B shares. Contact your investment professional to discuss if you qualify. THE CDSC ON CLASS B SHARES MAY BE WAIVED:
1. In cases of disability or death, provided that Class B shares are redeemed within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts; or
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program.